HSBC Investor Funds
HSBC Investor California Tax-Free Money Market Fund
HSBC Investor New York Tax-Free Money Market Fund
HSBC Investor Prime Money Market Fund
HSBC Investor Tax-Free Money Market Fund
HSBC Investor U.S. Government Money Market Fund
(the “Funds”)

Supplement Dated February 27, 2009
to the Prospectus Dated February 27, 2009

Participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds

     On November 24, 2008, the U.S. Department of the Treasury (the “Treasury”) announced that it would extend its Temporary Guarantee Program for Money Market Funds (the “Program”) until April 30, 2009. The Board of Trustees of the Funds has approved the Funds’ continued participation in the Program.

     Participation in the continuation of the Program requires a payment to the Treasury in the amount of 0.015% of the net asset value of each participating Fund as of September 19, 2008. This expense will be borne by each Fund without regard to any expense limitation currently in effect.

     The Program insures money market fund shareholders as of the close of business on September 19, 2008 against loss in the event that a Fund liquidates its holdings and the per share value at the time of liquidation is less than $1 per share. Generally, the Program does not protect holders of shares acquired after September 19, 2008. If the number of shares held in an account fluctuates over the period, the Program insures investors for the lesser of the number of shares held as of the close of business on September 19, 2008, or the amount held at liquidation. If the Treasury extends the Program beyond April 30, 2009, and the Funds decide to participate in such extension, additional payments may be required.

More information about the Program is available at http://www.ustreas.gov. Any questions regarding the Funds’ participation in the Program may be directed to a representative at 1-800-782-8183.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

HSBC Investor Funds

HSBC Investor High Yield Fixed Income Fund

Supplement Dated February 27, 2009
to the Prospectus Dated February 27, 2009

Liquidation of the HSBC Investor High Yield Fixed Income Fund

The Board of Trustees of HSBC Investor Funds (the “Trust”) has approved a Plan of Liquidation and Dissolution with respect to the HSBC Investor High Yield Fixed Income Fund (the “Fund”), whereby the Fund will cease its investment operations and liquidate its assets. The date of liquidation for the Fund is anticipated to be on or about March 31, 2009 (the “Liquidation Date”).

The Fund no longer sells shares to new investors or existing shareholders (except though reinvested dividends), including through exchanges into the Fund from other funds of the Trust. Investors may continue to redeem shares of the Fund.

Under the Plan of Liquidation and Dissolution, the Fund will promptly wind up its business and affairs. On or before the Liquidation Date, all portfolio securities of the Fund will be converted to cash or cash equivalents. As soon as possible after the Liquidation Date, and in any event within 30 days thereafter, shareholders in the Fund as of the Liquidation Date will receive, as a liquidating distribution, an amount equal to their proportionate interest in the net assets of the Fund, after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities.

Although the liquidation is not expected to be a taxable event for the Fund, for taxable shareholders, the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. A shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses prior thereto. Shareholders should consult their tax advisers regarding the tax treatment of the liquidation.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE